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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                        August 12, 1999
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        Date of Report (Date of earliest event reported)



            STARTEC GLOBAL COMMUNICATIONS CORPORATION
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     (Exact name of registrant as specified in its charter)



 Delaware                   000-23087              52-2099559
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(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)           Identification
Incorporation                                          No.)


10411 Motor City Drive Bethesda, Maryland              20817
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(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:
                           301-365-8959
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                          Not applicable
  ------------------------------------------------------------
  Former name or former address, if changed since last report)

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
ITEM 5.  OTHER EVENTS.

     On August 12, 1999, Mr. Walt Anderson and Gold & Appel Transfer, S.A., a British Virgin Island corporation (together, the "Anderson Group"), filed an amendment (the "Amendment") to
Schedule 13D with the Securities and Exchange Commission reflecting purchases of additional shares of the Company's class of Common Stock and disclosing that the Anderson Group was the beneficial owner of 1,026,050 shares or 10.53% of the Common Stock outstanding. On the same date, the Anderson Group also filed an Initial Statement of Beneficial Ownership of Securities on Form 3 indicating that the Anderson Group was then subject to the reporting and short swing recovery provisions of Section 16 of the Securities Exchange Act of 1934 as the beneficial owner of more than ten percent of the Common Stock.

     The Company informed the Anderson Group that, under the terms of the Company's Shareholder Rights Agreement, dated as of March 26, 1998 (the "Rights Plan"), as the beneficial owner of 10% or more of the shares of Common Stock then outstanding the Anderson Group would be deemed an "Acquiring Person" and a "Stock Acquisition Date" (as those terms are defined in the Rights Plan) would have occurred. The Anderson Group confirmed to the Company its friendly investment intent with respect to its acquisitions of Common Stock and acknowledged an inadvertent triggering of the Rights Plan. In addition, the Anderson Group indicated that it would not acquire more than 14.9% of the outstanding Common Stock.

     On August 21, 1999, the Company's Board of Directors approved an amendment to the Rights Plan to raise the threshold at which a person is deemed to be an Acquiring Person from 10% to 15% to prevent the inadvertent triggering of the dilutive provisions of the Rights Plan. In approving the amendment, the Board reaffirmed its determination that the Rights Plan provides a valuable and necessary means for protecting all stockholders against acquisition offers the Board believes to be inadequate, coercive or otherwise unfair, and that the 15% trigger was more in line with many other rights plans.

     A copy of Amendment No. 1 to Shareholder Rights Agreement is attached as Exhibit A.

Item 7.  Financial Statements and Exhibits.

Exhibits
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99.1      First Amendment to Shareholders Rights
          Agreement, dated as of August 21, 1999, between Startec Global Communication Corporation and
          Continental Stock Transfer & Trust Company.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                   STARTEC GLOBAL COMMUNICATIONS CORPORATION

                    By: /s/ SUBHASH PAI
                         --------------------------------
                         Subhash Pai
                         Vice President and Controller

Dated:    August 25, 1999